SCHEDULE OF DEFERRED TAX ASSETS (Details) - USD ($)	12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Income Tax Disclosure [Abstract]
Net Operating Loss Carryforward	$ 32,780,235	$ 29,301,198
Above multiplied by tax rate of	21.00%	21.00%
Gross Deferred Tax Assets	$ 6,883,849	$ 6,153,251
Less Valuation Allowance	(6,883,849)	(6,153,251)
Total Deferred Tax Assets – Net